UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 28, 2011
 (Date of earliest event reported: July 28, 2011)

PHOENIX INTERNATIONAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140257	20-8018146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

61B Industrial PKWY, Carson City, NV	89706
(Address of principal executive offices)	(Zip Code)

775 882 9700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if  the  Form  8-K  filing  is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following  provisions:

o  Written communications pursuant to Rule 425 under the Securities Act
o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 7 – Regulation FD
Item 7.01 – Regulation FD Disclosure

On today’s date, Phoenix International Ventures, Inc. issued a press release concerning its engaging in discussions with a major defense contractor for a five year contract to provide flight line support equipment.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                                           Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2011
PHOENIX INTERNATIONAL VENTURES, INC.

/s/ Zahir Teja ______________________ Name: Zahir Teja
Title: Chief Executive Officer